EXHIBIT 99.1
       N E W S   B U L L E T I N
                 FROM:                                    RE:

       FINANCIAL RELATIONS BOARD            EMPIRE FINANCIAL HOLDING COMPANY
                                            2170 West State Road 434
                                            Suite 100
                                            Longwood, FL 32779
                                            AMEX: EFH
FOR FURTHER INFORMATION:

AT THE COMPANY:                     AT FINANCIAL RELATIONS BOARD:
Donald A. Wojnowski Jr.             Kristen McNally                          Rose Tucker
President                           General Information                      Investor/Analyst Information
(407) 774-1300                      (310) 407-6548                           (310) 407-6522
investorrelations@empirenow.com     kmcnally@financialrelationsboard.com     rtucker@financialrelationsboard.com
-------------------------------     ------------------------------------     -----------------------------------

FOR IMMEDIATE RELEASE
APRIL 19, 2004

                     EMPIRE FINANCIAL REPORTS FOURTH QUARTER
                       AND YEAR-END 2003 FINANCIAL RESULTS

        ANNOUNCES ELECTION OF PATRICK RODGERS AS CHIEF FINANCIAL OFFICER

LONGWOOD, FLA., APRIL 19, 2004 -- EMPIRE FINANCIAL HOLDING COMPANY (AMEX: EFH), a financial brokerage services firm serving retail and institutional clients, today announced financial results for the fourth quarter and fiscal year ended December 31, 2003. For the year ended December 31, 2003, the Company reported annual revenue growth from continuing operations of 32% to $17.4 million. Net loss from continuing operations for fiscal 2003 was $(1.9) million, or $(0.41) per basic and diluted share compared to $(1.5) million, or $(0.33) per basic and diluted share for fiscal 2002.

In an effort to focus on better performing, higher return business segments, the Company completed the sale of its correspondent clearing business Advantage Trading Group, Inc. in November 2003. The Company's results have been restated to separate its continuing operations from its discontinued operations. For the year ended December 31, 2003, the consolidated statement of operations reflects a loss from the discontinued operations of Advantage of $(1.2) million. As a result of the sale of Advantage and related transactions, approximately $10.7 million of consolidated assets and approximately $7.7 million of consolidated liabilities as of December 31, 2002 were eliminated from the Company's balance sheet as of December 31, 2003.

FINANCIAL CONDITION

Primarily due to the effects of the disposition of Advantage, losses incurred by Advantage prior to its disposition, the cost of litigation and pending regulatory investigations, and the loss from continuing operations of $1.9 million for the year ended December 31, 2003, total stockholders' equity decreased from $3.9 million as of December 31, 2002 to a stockholders' deficit of $(801,000) as of December 31, 2003.

                                     -more-

EMPIRE FINANCIAL HOLDING COMPANY
PAGE 2 OF 5

The audit report contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 contains an explanatory paragraph that raises substantial doubt about the Company's ability to continue as going concern, because the Company has had losses from continuing operations in 2003 and 2002, has a stockholders' deficit as of December 31, 2003 and has uncertainties in connection with regulatory investigations.

Chief Executive Officer Kevin Gagne stated, "Empire Financial has implemented a strategic plan which we believe will return the Company to sustainable profitability and we are encouraged that since January 1, 2004, we have experienced positive cash flow from operations. As part of the plan, we significantly reduced general and administrative overhead and operating expenses primarily by relocating and consolidating our offices and personnel in February 2004 and by entering into a new clearing arrangement in August 2003 at significantly more favorable terms than our prior clearing arrangement. The Company has also hired additional personnel to enhance its market making and order execution capabilities, and we have added 57 new independent registered representatives during 2003. As a result of the foregoing and the sale of Advantage, the Company has focused its efforts on its core businesses. We are pleased with the initial results of our plan implementation."

FINANCIAL RESULTS

Total revenues from continuing operations for the three months ended December 31, 2003 increased 32% to $5,164,513 from $3,906,925 reported for the same period in 2002. Total operating expenses from continuing operations for the three months ended December 31, 2003 increased 3.4% to $5,575,516 from $5,393,429 reported for the same period in 2002.

The Company reported a net loss of $(411,003) from continuing operation for the fourth quarter ended December 31, 2003 compared with a loss of $(1,486,504) reported for the same period in 2002.

For the twelve months ended December 31, 2003, total revenues increased 32% to $17.4 million from $13.2 million reported for the same period in 2002. The revenue increase was primarily due to (a) a 24% increase in commission and fee revenue associated with higher retail trading volume and a change in revenue mix to higher volume of securities transactions processed by independent registered representatives and (b) the establishment of the Company's own internal trading department which accounted for $1.0 million in equity market-making revenue.

Total fiscal 2003 operating expenses increased 31% to $19.3 million from $14.7 million for fiscal 2002. The increase was primarily related to higher commissions and clearing costs associated with stronger retail trading volume along with increased general and administrative costs.

Net loss from continuing operations for the year ended December 31, 2003 was $(1,871,348), or $(0.41) per basic and diluted share, compared with a net loss from continuing operations of $(1,495,724), or $(0.54) per basic and diluted share, for the year ended December 31, 2002.

                                     -more-

EMPIRE FINANCIAL HOLDING COMPANY
PAGE 3 OF 5

ELECTION OF NEW CFO

The Company also announced the election of Patrick Rodgers as Chief Financial Officer of Empire Financial Holding Company, effective February 1, 2004. Mr. Rodgers brings over 30 years of financial expertise with a public and SEC accounting background. He has worked with Empire Financial in an advisory role since 2001.

ABOUT EMPIRE FINANCIAL HOLDING COMPANY

Empire Financial Holding Company, through its wholly owned subsidiary, Empire Financial Group, Inc., provides full-service retail brokerage services through its network of independently owned and operated offices and discount retail securities brokerage via both the telephone and the Internet. Through its trading division, the Company offers securities order execution services for unaffiliated broker dealers and makes markets in more than 10,000 domestic and international securities. Empire Financial also provides turn-key fee based investment advisory and RIA custodial services through its wholly owned subsidiary, Empire investment Advisors, Inc.

FORWARD-LOOKING STATEMENT DISCLAIMER

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, the ability of the Company to continue as a going concern, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.


                         - FINANCIAL STATEMENTS FOLLOW -


                                     -more-

EMPIRE FINANCIAL HOLDING COMPANY
PAGE 4 OF 5

                                EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
                                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                                                                   December 31,    December 31,
                                                                                       2003            2002
                                                                                   -----------     ------------
ASSETS

Cash and cash equivalents .....................................................    $   393,283     $  1,144,778
Receivables from broker dealers and clearing organizations ....................        637,279          565,756
Deposits at clearing organizations ............................................        304,468          121,687
Income taxes receivable .......................................................              -          351,000
Property and equipment, net of accumulated
   depreciation of $116,297 and $95,113, respectively .........................         15,678           29,810
Customer lists, net ...........................................................        145,393          331,390
Prepaid expenses and other assets .............................................        269,620          293,145
Assets of discontinued operations .............................................              -       10,657,069
                                                                                   -----------     ------------

         Total assets .........................................................    $ 1,765,721     $ 13,494,635
                                                                                   ===========     ============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Liabilities:

     Notes payable ............................................................    $   790,741     $          -
     Notes payable - related party ............................................        488,426                -
     Accounts payable and accrued expenses ....................................      1,208,893        1,319,516
     Payable to broker dealers and clearing organizations .....................         78,844                -
     Deferred revenue .........................................................              -          519,237
                                                                                   -----------     ------------
     Payable to S corporation stockholders ....................................              -           61,353
                                                                                   -----------     ------------
     Liabilities of discontinued operations ...................................              -        7,708,396
                                                                                   -----------     ------------
         Total liabilities ....................................................      2,566,904        9,608,502
                                                                                   -----------     ------------

Stockholders' equity (deficit):
     Series A Preferred stock, $.01 par value; 1,000,000 shares
       authorized; 10,000 issued and outstanding in 2003 and none issued ......            100                -
       and outstanding in 2002
     Common stock, $.01 par value, 100,000,000 shares
         authorized; 3,194,200 issued and outstanding in 2003 .................         31,945           50,000
         and 5,000,000 shares issued and outstanding in 2002
     Additional paid-in capital ...............................................      5,783,374        8,350,095
     Accumulated deficit ......................................................     (6,462,774)      (3,378,765)
     Deferred Compensation ....................................................       (133,828)               -
     Treasury stock, at cost, 212,200 shares at December 31, 2002 .............              -       (1,135,197)
                                                                                   -----------     ------------
         Total stockholders' equity (deficit) .................................       (801,183)       3,886,133
                                                                                   -----------     ------------

         Total liabilities and shareholders' equity ...........................    $ 1,765,721     $ 13,494,635
                                                                                   ===========     ============

                                     -more-

EMPIRE FINANCIAL HOLDING COMPANY
PAGE 5 OF 5

                                EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                                   (UNAUDITED)
                                                        Three Months Ended             Twelve Months Ended
                                                           December 31,                    December 31,
                                                           ------------                    ------------
                                                       2003            2002            2003            2002
                                                       ----            ----            ----            ----
Revenues:
Commissions and fees and other .................   $  4,476,548    $  3,905,925    $ 16,335,563    $ 13,205,118

Trading revenues, net ..........................        687,965               -       1,064,478               -
                                                   ------------    ------------    ------------    ------------

                                                      5,164,513       3,906,925      17,400,041      13,205,118
                                                   ------------    ------------    ------------    ------------
Expenses:

Commissions and clearing costs .................      3,445,044       1,547,396      12,980,821       5,669,838

Employee compensation and benefits .............        725,534       1,090,010       3,054,236       5,460,371

General and administrative .....................      1,374,526       1,754,549       3,205,920       2,569,159

Impairment loss ................................         30,412       1,001,474          30,412       1,001,474
                                                   ------------    ------------    ------------    ------------

                                                      5,575,516       5,393,429      19,271,389      14,700,842
                                                   ------------    ------------    ------------    ------------

Loss from continuing operations ................       (411,003)     (1,486,504)     (1,871,348)     (1,495,724)

Loss from discontinued operations ..............       (430,053      (1,031,481)     (1,212,661)       (981,344)
                                                   ------------    ------------    ------------    ------------

Net loss .......................................   $   (841,056)   $  2,517,985)   $ (3,084,009)   $ (2,477,068)
                                                   ============    ============    ============    ============

Basic and diluted income (loss) per share:
     Continuing operations .....................   $      (0.11)   $      (0.36    $      (0.41)   $      (0.33)
                                                   ============    ============    ============    ============
     Discontinued operations ...................   $      (0.11)   $      (0.23)   $      (0.26)   $      (0.21)
                                                   ============    ============    ============    ============


     Net income (loss) per share ...............   $      (0.22)   $      (0.59)   $      (0.67)   $      (0.54)
                                                   ============    ============    ============    ============


Weighted average shares outstanding ............      3,838,337       4,795,952       4,587,920       4,587,494
                                                   ============    ============    ============    ============

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